Exhibit 99.1

JP Morgan High Yield Conference

February 6, 2006

Paul Sunu, Chief Financial Officer

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

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, acquisition and divestiture opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. You should refer to the Risk Factors section of the Company Form 10-K filed with the SEC.

Madison River Communications Corp., an entity formed to serve as a successor to Madison River Telephone Company, filed a Registration Statement on Form S-1 for the purpose of registering its common stock in connection with an IPO. The Form S-1 is not yet effective. The securities being registered under the S-1 may not be sold or offers to buy be accepted until it becomes effective. This presentation does not constitute an offer to sell nor a solicitation of an offer to buy these securities.


                                                                           1

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

Regulation G Disclosure

Adjusted Operating Income (AOI), which is a non-GAAP financial measure, is operating income (loss) before depreciation and amortization expenses and non-cash long-term incentive plan expenses. Adjusted Operating Income margin is Adjusted Operating Income divided by total revenues. Management uses Adjusted Operating Income and Adjusted Operating Income margin to measure its operating performance. You should be aware that these metrics for measuring the Company's financial results will be different from comparable information provided by other companies and should not be used as an alternative to the operating and other financial information of the Company as determined under accounting principles generally accepted in the United States.


                                                                           2

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


             Company Overview




                                                                           3

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

Company Highlights

* Long-standing local operations in attractive geographically diverse markets

*   Industry leading penetration of broadband services

*   High quality plant with completed upgrades

*   History of successful acquisitions and integration

*   Strong and continually improving financial position

*   Experienced and proven management team


                                                                           4

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

Company Strategy

*   Continue to improve operating efficiencies

*   Disciplined approach to capital expenditures

*   Building a competitive position through superior service offerings

*   Increase penetration of higher margin services

*   Grow through selective free cash flow accretive acquisitions


                                                                           5

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

Company Overview


            [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
                MADISON RIVER OPERATING MARKETS IN ILLINOIS,
               NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]



Connections by State:

Illinois         84,261 Connections (1)
North Carolina   23,644 Connections (2)
Georgia          51,350 Connections
Alabama          74,519 Connections
Louisiana         3,887 Connections (3)


------------
* Madison River Communications is the 19th largest telephone company in the country

   *   More than 237K connections with superior rural demographics
   * Improved RLEC AOI Margins from low 30% range to mid 50% range(1998 to 3Q2005 YTD)
   * Industry leading RLEC residential broadband penetration at 35.7% as of 3Q2005
   *   3,600 route miles of local and long-haul network

Connections as of September 30, 2005

(1) Illinois connections include 3,462 EOS connections
(2) North Carolina connections include 5,082 EOS connections
(3) All Louisiana connections are EOS connections


                                                                           6

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

Hurricane Katrina Update

Gulf Telephone Company (GTC) in Foley, Alabama sustained minimal damage in the 3Q '05 as a result of Hurricane Katrina

   * Primarily damage to transmission and distribution plants in coastal areas

   *   Hurricane related disconnections were immaterial

   * GTC accrued approximately $0.7 million in its operating expenses in 3Q'05 for estimated minor building and equipment repairs, restoration of services to customers and other hurricane-related expenses

   * Expect to spend $3.7M in additional cap ex in 4Q'05 to add high capacity fiber optic transport lines and enhance network survivability for potential future storm damage

         * Company allowed to fully depreciate $3.7M in additional cap ex in 4Q'05


* Edge-out services in New Orleans, Louisiana and nearby communities will be systematically closed

   * Served approximately 3,800 connections as of 3Q'05 with estimated annual revenues of $3.0 - $3.5 million

   * Expect to terminate provision for voice and broadband services to affected customers by February 28, 2006

                                                                           7

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

Attractive Rural Demographics

*   Voice access lines: 66% residential / 34% business lines

*   Average household income:          $46,234

*   Median Age:                         36

*   Total population:                  296,244

*   Total households:                  121,155

*   Total residential primary lines:   113,231

*   Low second line exposure:          3.4% penetration of total access lines
                                       or 6,138 second lines

** Coastal and MebTel service areas are realizing growth in population and increased commercial development

** GulfTel is benefiting from its desirable tourism attributes which are driving development

                                                                           8

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

Geographically Diverse RLECs

* Founded in 1996, grown through selective acquisitions

* Each company has over 50 years of operating history and a strong brand in its rural market


                                                                     Date                RLEC
  Company                            Location                      Acquired           Connections
  -------                            --------                      --------------     -------------

   MebTel Communications             Mebane, North Carolina        January 1998          18,562 (1)
                                     (Central North Carolina)

   Gallatin River Communications     Galesburg, Dixon and Pekin,   November 1998         80,799
                                     Illinois (Central Illinois)

   GulfTel Communications            Foley, Alabama                September 1999        74,519
                                     (Gulf Coast Alabama)

   Coastal Communications            Hinesville, Georgia           March 2000            51,350
                                     (Southeastern Georgia)


(1) MebTel Inc., a wholly-owned subsidiary of Madison River Telephone Company, acquired 3,587 access lines in North Carolina on April 30, 2005


                                                                           9

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

Successfully Growing RLEC Connections

10 Consecutive Quarters of Growing RLEC Connections

                     [BAR GRAPH SHOWING TOTAL CONNECTIONS
              IN THE RLEC BROKEN DOWN INTO PRIMARY LINES, SECOND
          LINES, BROADBAND CONNECTIONS AND LINE LOSS DUE TO HURRICANE
                   IVAN AND TROOP DEPLOYMENT- 1Q03 TO 3Q05]

                                                  Hurricane Ivan/
             Primary     Second         DSL       Troop Deplyment       Total
              Lines      Lines      Connections      Line Loss       Connections
             -------     ------     -----------    -------------     -----------
     1Q03    178,542       9,763     17,935                          206,240
     2Q03    177,991       9,554     19,437                          206,982
     3Q03    178,665       8,928     21,194                          208,787
     4Q03    177,703       8,200     24,181                          210,084
     1Q04    177,921       7,532     30,646                          216,099
     2Q04    177,995       7,336     34,254                          219,585
     3Q04    177,114       6,846     37,064            1,001         222,025 (1)
     4Q04    174,109       7,103     39,562            2,842         223,616 (2)
     1Q05    172,844       6,544     41,857            4,205         225,450 (3)
     2Q05    175,429       6,575     42,827            3,954         228,785 (4)
     3Q05    174,689       6,138     44,403            3,807         229,037 (5)

(1) Adjusted to exclude the 1,001 lines lost due to Hurricane Ivan (221,024, actual 3Q04 connections).

(2) Adjusted to exclude the 2,842 lines lost due to Hurricane Ivan (220,774, actual 4Q04 connections).

(3) Adjusted to exclude the 2,935 lines lost due to Hurricane Ivan and 1,270 lines lost to troop deployment(221,245 actual 1Q05 connections).

(4) Adjusted to exclude the 2,727 lines lost due to Hurricane Ivan and 1,227 lines lost to troop deployment (224,831 actual 2Q05 connections).

(5) Adjusted to exclude the 2,479 lines lost due to Hurricane Ivan and 1,328 lines lost to troop deployment (225,230 actual 3Q05 connections).


                                                                          10

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

Industry Leading Broadband Penetration

Total RLEC Broadband Subscribers & Residential Broadband Penetration of Residential Primary Lines

    [CHART SHOWING TOTAL BROADBAND SUBSCRIBERS AND RESIDENTIAL BROADBAND
        PENETRATION OF RESIDENTIAL PRIMARY LINES - 4Q 2000 TO 3Q 2005]

                       RLEC Broadband             Residential Broadband
                         Subscribers                   Penetration
                        ------------                 ---------------
   4Q 2000                  4,331                         3.2%
   1Q 2001                  6,366                         4.7%
   2Q 2001                  7,799                         5.6%
   3Q 2001                  9,215                         6.7%
   4Q 2001                 11,137                         8.2%
   1Q 2002                 13,479                         9.9%
   2Q 2002                 14,363                        10.5%
   3Q 2002                 15,097                        11.1%
   4Q 2002                 16,423                        12.2%
   1Q 2003                 17,935                        13.4%
   2Q 2003                 19,437                        14.7%
   3Q 2003                 21,194                        16.0%
   4Q 2003                 24,181                        18.5%
   1Q 2004                 30,646                        23.8%
   2Q 2004                 34,254                        26.9%
   3Q 2004                 37,064                        29.4%
   4Q 2004                 39,562                        32.2%
   1Q 2005                 41,857                        34.2%
   2Q 2005                 42,827                        34.3%
   3Q 2005                 44,403                        35.7%



                                                                           11

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

RLEC Growing Service Penetration (1) (2)

     [CHARTS SHOWING RLEC BROADBAND, INTERNET (DIAL-UP), LONG DISTANCE
                 AND "NO LIMITS" BUNDLES PENETRATION RATES]


   Product                    2000        2001       2002        2003       2004       3Q05
   -------                   -------     -------    -------    --------    -------    -------
   Broadband                   2.3%        5.7%       8.6%       13.0%      21.8%     24.6%
   Internet (Dial-up)         15.6%       15.4%      14.6%       12.8%       8.6%      6.8%
   Long Distance              32.4%       41.2%      48.1%       52.1%      56.0%     59.5%
   "No Limits" Bundles         0.0%        0.0%       0.0%        4.7%      24.8%     28.6%


(1) Penetrations based on total RLEC access lines, except the "No Limits" penetration which is based on residential primary lines (R-1s).
(2) Year 2000 & 2001 numbers are pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001.


                                                                          12

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

Leading Operating Performance (1)

   [CHARTS SHOWING TOTAL RLEC CONNECTIONS CHANGE, RLEC ACCESS LINE CHANGE,
    BROADBAND PENETRATION AND LONG DISTANCE PENETRATION FOR MADISON RIVER
               AND A SELECT GROUP OF ITS PEER COMPANIES]

                                   Madison
                                    River        FairPoint       Valor        Iowa        Consolidated
   -------                         -------       ---------       -----       ------       -------------
 Total RLEC Connections Change (2)   1.6% (3)      1.5%           1.3%        1.2%            (0.4%)
 RLEC Access Line Change (2)        (2.1%)        (1.9%)         (4.2%)      (4.9%)           (5.0%)
 Broadband Penetration (4)          24.6%         17.3%           9.0%       11.3%            14.7%
 Long Distance Penetration (4)      59.5%         40.9%          43.7%       59.0%            58.1%


(1) Based on 3Q 2005
(2) Represents change from 3Q'04 to 3Q'05, excluding acquisitions
(3) Adjusted for 1,501 incremental access lines lost due to hurricanes and 1,328 access lines lost due to troop deployment. Excludes 3,587 access lines acquired in 2Q'05
(4) As a % of total access lines


                                                                          13

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


Superior Service Offerings: Strong Offer /Strong Offensive

            [PICTURE OF COASTAL'S "NO LIMITS" PACKAGE ADVERTISEMENT]

*   No Limits Package has received strong market acceptance

*   Preempts competition and inoculates customer base

*   Lowering customer churn and increasing "stickiness" of customers

*   Driving incremental penetration of Broadband and Long Distance businesses

* No Limits represents 73% of our Broadband and 32% of our Long Distance subscribers as of 3Q'05


                                                                          14

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

Competition: Home Court Advantage

*   Trusted provider of services

*   Local management and presence

* Each of our RLECs have served their respective communities for over 50 years

*   Advanced technology and quality of service delivered consistently

*   25% - 38% (1) of our residential customers pay bills in person

*   Bundling services for value creation

    *   "No Limits" bundled offering success



(1) Percentage varies by operating company


                                                                          15

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

Limited Competition in Rural Markets

*   Limited competition in existing markets due to:
     * Rural, low density characteristics of existing operating areas
     * High cost of entry
     * Lack of concentration of medium and large business users

*   "No Limits" bundle creating "sticky" customer base

*   Limited wireless substitution to date

* Rural Companies served by Madison River are not the primary focus area of competing cable companies

     * Madison River has a 35.7% broadband penetration of residential primary access lines which is almost equal to the national broadband penetration of total households of 37.8% (1)

     * Madison River was the first to offer broadband services in its markets

         *   Strong identifiable brand in its rural communities


(1) Source: Strategy Analytics

                                                                          16

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

Cable Competition in Rural Markets


  Company                       Location                Cable Competitor         VOIP Offering
  -------                       --------                ----------------         -------------
  MebTel Communications              Central                                      Expect to deploy
                                 North Carolina          Time Warner Cable          by mid 2006

  Gallatin River Communications  Central Illinois        Insight Communications   Plans for mid 2006

  GulfTel Communications         Gulf Coast Alabama      Mediacom                 Expect to deploy
                                                                                  early to mid 2006

  Coastal Communications         Southeastern Georgia    Comcast                  Expect to deploy
                                                                                  early to mid 2006



                                                                          17

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

Technologically Advanced and Scalable Network

* High quality plant capable of delivering broadband to 99% of its access lines

*   Significant investment to build robust network

*   Most advanced broadband network in the industry

*   Short loop lengths allow multi-megabit broadband service

*   TDM and ATM network with fiber infrastructure

*   Equipped for IP

*   DIRECTV video solution through NRTC partnership does not require Cap Ex

* Madison River network architecture well suited to deliver ADSL2+ without material increase to Cap Ex

* Bandwidth requirements continue to decrease due to improvements in compression technology


                                                                          18

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

Disciplined Approach to Capital Expenditures

* Madison River has a disciplined and rational approach to capital expenditures

* Each element of the business is reviewed for quantification of cap ex requirements

*   Cap ex is prioritized based on return on investment

* Cap ex primarily for rate base maintenance is not productive use of cash

* Track record of appropriately allocating cap ex while maintaining revenue, quality of service and network

*   Attractive plant metrics versus peers reduces cap ex requirement


                                                                          19

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

Prudent and Disciplined Capital Expenditures
($ in Millions)

Significant investment to build technologically advanced and scalable network

           [BAR GRAPH SHOWING TOTAL CAPITAL EXPENDITURES FROM YEARS 2001 TO 2004 WITH ESTIMATE FOR 2005 AND LINE GRAPH SHOWING
                        CAP EX AS A % OF REVENUE]

                Cap Ex $         Hurricane-related      Total Cap Ex as a
                                      Cap Ex              % of Revenue
                --------         ---------------------    ------------
     2001       $ 39.9 M             $0.0                     21.7%
     2002       $ 12.3 M             $0.0                      6.7%
     2003       $ 12.2 M             $0.0                      6.6%
     2004       $ 12.0 M             $2.6 (1)                  7.5%
     2005(E)    $ 12.7 M (3)         $3.7 (2)                  8.5%


(1) 2004 Cap Ex is $2.6 million higher due to non-recurring Cap Ex related to Hurricane Ivan

(2) 2005(E) Cap Ex is $3.7 million higher due to non-recurring Cap Ex related to Hurricane Katrina

(3) 3Q2005 YTD Cap Ex was $7.7M. The Company estimates Cap Ex spending to be approximately $12.7M for full-year 2005 including the Cap Ex for the recently acquired Milton and Gatewood exchanges


                                                                          20

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

Attractive Plant Metrics versus Peers

      [CHARTS SHOWING RLEC CENTRAL OFFICE EQUIPMENT PER LOOP, CABLE & WIRE
         FACILITY PER LOOP, LOOPS PER SWITCH AND LOOPS PER EXCHANGE FOR
              MADISON RIVER AND A SELECT GROUP OF PEER COMPANIES]


Superior Plant Metrics: 22.9 Access Lines Per Cable Mile vs. 11.7 for Valor and 10.1 for FairPoint


                                     Citizens   Citizens (1)  Iowa     Valor    Average   Madison
                                                                                           River
   -------                           --------   --------     ------    -----    -------   -------
  Central Office Equipment Per Loop  $1,147      $1,141       $1,032   $1,170   $1,141    $   883
  Cable & Wire Facility Per Loop     $1,423      $1,474       $1,283   $1,753   $1,470    $ 1,158
  Loops per Switch                    6,651       4,941        3,239    3,901    5,441     34,818
  Loops per Exchange                  2,296       1,616          947    1,238    2,011      4,581


(1)   Citizens excluding the New York properties
(2)   Weighted average of Citizens, Iowa and Valor


                                                                          21

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

Regulatory: Low Vulnerability to Change

*   Low reliance on USF and comparatively lower than peers (1)

    * Madison River's 3Q 2005 Annualized USF:

      - High Cost Loop funding at $2.7M or 1.4% of revenues

      - State USF support at $1.2M or 0.6% of revenues

      - Total federal and state support of $12.8M or 6.6% of revenues


[BAR CHART SHOWING USF AS A % OF TOTAL REVENUES FOR FAIRPOINT COMMUNICATIONS,
      MADISON RIVER, CONSOLIDATED COMMUNICATIONS AND VALOR COMMUNICATIONS]

                                 Madison
                                  River        FairPoint         Consolidated     Valor
   -------                       -------       ---------         ------------    -------
 USF as a % of Total Revenues      6.6%          7.5% (2)          11.7%           22.9%


(1) 3Q 2005 YTD USF payments per USAC quarterly projections and/or 3Q 2005 company press releases and SEC filings
(2) Represents FairPoint High Cost Loop funding only; as total USF data not available


                                                                          22

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

Experienced Management Team

*   Senior Management averaging 35 years of industry experience
*   Team has been together for over six years
*   Proven RLEC acquirer and operator

  Name                       Title                                Industry Experience
  --------------------       --------------------------------     ----------------------------------------
  Steve Vanderwoude          Chariman & CEO, Founder              38 years: Centel, Sprint

  Paul Sunu                  Chief Financial Officer, Founder     24 years in finance, tax,
                                                                  treasury, securities and law

  Ken Amburn                 Chief Operating Officer              41 years: Centel, Citizens

  Bruce Becker               Chief Technology Officer             42 years: Centel, ICG Telecommunications

  Michael Skrivan            Managing Director - Revenues         28 years in the industry



                                                                          23

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

Pursue Selective Free Cash Flow Accretive Acquisitions

* Madison River has a proven track record of acquiring, integrating and improving rural telecom service operators

* Successfully acquired and integrated five RLECs and improved AOI margins from low 30% range to mid 50% range

      *   Potential growth through selective strategic acquisitions

* Access lines continue to become available as an array of telecom companies evaluating sales

* Pursue incremental acquisitions of rural access lines in complementary geographies

* Leverage existing operations and platform to drive operational efficiencies and improvements


                                                                          24

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

Refinancing Overview

* On July 29th, 2005 Madison River refinanced its existing RTFC debt as well as called a portion of its high coupon 13.25% Senior Notes

* Madison River raised $550 million of new Credit Facilities, consisting of the following:
     *  $75 million unfunded 7-year Revolver
     *  $475 million Senior Secured First Lien Term Loan B

* This new facility consists of all bank debt allowing the Company to maintain pre-payment flexibility for a potential future IPO

     * In the interim, the new Credit Facilities will provide for sufficient restricted payments capacity to allow for ability to opportunistically repurchase high cost debt on an ongoing basis and payout dividends to our sponsors once the Company reaches certain milestones

* During October 2005, the company hedged $350 million or 73.7% of the new term loan at an effective rate of 7.22% for period of 4 years

     * The Company has effectively fixed 78.1% of its long-term debt at a weighted average interest rate of 8.1% as of October 21, 2005

*  January 27, 2006 the company amended its TLB credit agreement:
     *  Lowered cost of debt from L+250 to L+225
     *  Pre-tax interest expense savings of $1.2 million per annum
     *  1 year call protection @ 101



                                                                          25

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

Madison River Capital
Capitalization Table
($ in Millions)



                                                           9/30/2005
                                                           ---------
     RTFC Debt                                              $   0.0
     Revolver (1)                                               0.0
     Term Loan B                                              475.0
                                                             -------
     Total Secured Debt                                     $ 475.0

     13.25% Senior Notes due 2010                              95.2
                                                             -------
     Madison River Capital Total Debt                         570.2

     Less Cash                                              $  21.2
                                                             -------
     Madison River Capital Net Debt                         $ 549.0
                                                             =======

Post 3Q'05 Events:
------------------
4Q'05 Voluntary Senior Notes Redemption (2)                    12.0
2Q'06 Anticipated RTB Redemption (3)                           26.5

(1) $75 million of availability

(2) Voluntary redemption of $12.0 million in senior notes from cash-on-hand on November 14, 2005

(3) Par value of RTB Class C shares investment the Company believes it will receive upon dissolution of the Rural Telephone Bank


                                                                          26

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

Rural Telephone Bank


* The 2006 federal budget includes certain language that would allow for the dissolution of the Rural Telephone Bank, or RTB, which may result in the Company's Class C shares in the RTB being redeemed for cash

* The Company currently owns approximately $26.5 million in Class C common stock in the RTB at par value

*  The stock has a carrying value of $10.1 million

* Madison River currently receives annual cash dividends from RTB on its Class C shares

   * The Company received a dividend of approximately $1.5 million in December of 2005

   * If the RTB is dissolved and the Company's shares are redeemed, the Company will no longer receive these cash dividends


                                                                          27

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

Restatement of Financial Statements


* On January 18th, 2006 Madison River Capital's Audit Committee determined that the Company needed to restate its financial statements for fiscal years 1998 - 2004 and previously issued fiscal year 2005 interim periods

   * The restatement to correct for accounting for incentive compensation expenses recorded in prior periods, principally under the Company's long-term incentive plan, that should not have been expensed:

        *  APB No. 25, Accounting for Stock Issued to Employees

        *  SFAS No. 123 (revised 2004), Share-based payment

        *  Non-Cash

        * Accrued incentive awards on balance sheet of approximately $21 million and $22.4 million at 9/30/05 and 12/31/04, respectively.

   * As a result of these corrections, certain cost-studies will be revised reducing local service revenues:

        *  Estimating $200 - $225K reduction in 2004

        *  Estimating $25 - $35K reduction in 2005

* Company will also correct the presentation of telephone plant and equipment (TP&E) on its consolidated balance sheets per SFAS No. 71, Accounting for the Effects of Certain Types of Regulation and industry Practice

   * The Company previously presented TP&E acquired at the acquiree's net book value

   * Change in presentation is based on SFAS This change will not change net TP&E, total assets, member's capital or net income (loss) as previously reported



                                                                          28

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
Summary

  *  Attractive demographics and geographic locations

  * Advanced network infrastructure capable of reaching 99% of access lines with multi-megabit broadband service

  * Industry leading penetration of broadband services through effective bundle of services

  *  History of successful acquisitions and integration

  *  Strong and continually improving capital structure

  *  Experienced and proven management team


                                                                          29

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

                           Madison River Communications
                                   [Back Cover]

============================================================================